                                                                    EXHIBIT 99.8


[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS


                          $[325,000,000] (APPROXIMATE)

                              TERWIN MORTGAGE TRUST
                ASSET-BACKED CERTIFICATES, SERIES TMTS 2005-14HE

                            [THE WINTER GROUP LOGO]

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         SPECIALIZED LOAN SERVICING, LLC
                                    SERVICER

                    JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
     SERVICING ADMINISTRATOR, BACKUP SERVICER AND SECURITIES ADMINISTRATOR

                         U.S. BANK NATIONAL ASSOCIATION
                                    TRUSTEE

                                  JULY 19, 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]           COMPUTATIONAL MATERIALS FOR SERIES TMTS 2005-14HE


                               IMPORTANT NOTICES


This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

ORIGINAL PRINCIPAL BALANCES OF MORTGAGE LOANS

                                         AGGREGATE ORIGINAL    % OF AGGREGATE
                             NUMBER OF       PRINCIPAL        PRINCIPAL BALANCE   AVG CURRENT   WA GROSS    WA
RANGE ($)                      LOANS          BALANCE        AS OF CUT-OFF DATE     BALANCE       CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
0-24,999.01                          1  $         25,000.00                0.01  $   25,000.00     6.500    79.87            620
25,000.01 - 50,000.00               12  $        502,950.00                0.26  $   41,889.36     8.239    82.19            614
50,000.01 - 75,000.00               32  $      2,022,659.00                1.05  $   63,189.52     8.231    77.08            635
75,000.01 - 100,000.00              34  $      2,921,929.00                1.51  $   85,930.88     7.516    79.67            671
100,000.01 - 125,000.00             75  $      8,467,727.00                4.39  $  112,889.31     7.354    79.06            664
125,000.01 - 150,000.00             83  $     11,466,228.00                5.94  $  138,136.44     7.156    77.06            672
150,000.01 - 175,000.00             69  $     11,056,855.00                5.73  $  160,231.49     7.084    78.31            666
175,000.01 - 200,000.00             70  $     13,142,330.00                6.81  $  187,711.41     7.217    76.82            649
200,000.01 - 225,000.00             46  $      9,861,477.00                5.11  $  214,364.24     7.118    77.80            663
225,000.01 - 250,000.00             60  $     14,324,634.00                7.42  $  238,690.57     7.120    79.46            653
250,000.01 - 275,000.00             44  $     11,632,980.00                6.03  $  264,362.97     7.034    81.34            670
275,000.01 - 300,000.00             46  $     13,308,350.00                6.89  $  289,281.95     6.904    79.28            681
300,000.01 - 333,700.00             42  $     13,348,295.00                6.91  $  317,785.39     6.862    75.64            686
333,700.01 - 350,000.00             30  $     10,315,983.00                5.34  $  343,826.22     7.270    77.86            667
350,000.01 - 600,000.00            126  $     55,132,137.00               28.55  $  437,527.98     6.869    78.93            668
600,000.01 -1,000,000.00            20  $     14,248,550.00                7.38  $  712,427.50     6.647    72.12            684
1,000,000.01 AND GREATER             1  $      1,300,000.00                0.67  $1,300,000.00     6.500    65.00            698
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,078,084.00              100.00  $  244,069.73     7.017    77.91            669


PRINCIPAL BALANCES OF MORTGAGE LOANS AS OF CUTOFF DATE

                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
RANGE ($)                      LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
0-24,999.01                          1  $         25,000.00                0.01  $   25,000.00     6.500    79.87            620
25,000.01 - 50,000.00               12  $        502,672.33                0.26  $   41,889.36     8.239    82.19            614
50,000.01 - 75,000.00               32  $      2,022,064.64                1.05  $   63,189.52     8.231    77.08            635
75,000.01 - 100,000.00              34  $      2,921,649.76                1.51  $   85,930.88     7.516    79.67            671
100,000.01 - 125,000.00             75  $      8,466,698.08                4.39  $  112,889.31     7.354    79.06            664
125,000.01 - 150,000.00             83  $     11,465,324.34                5.94  $  138,136.44     7.156    77.06            672
150,000.01 - 175,000.00             69  $     11,055,972.58                5.73  $  160,231.49     7.084    78.31            666
175,000.01 - 200,000.00             70  $     13,139,798.81                6.81  $  187,711.41     7.217    76.82            649
200,000.01 - 225,000.00             46  $      9,860,755.20                5.11  $  214,364.24     7.118    77.80            663
225,000.01 - 250,000.00             60  $     14,321,434.49                7.42  $  238,690.57     7.120    79.46            653
250,000.01 - 275,000.00             44  $     11,631,970.54                6.03  $  264,362.97     7.034    81.34            670
275,000.01 - 300,000.00             46  $     13,306,969.62                6.89  $  289,281.95     6.904    79.28            681
300,000.01 - 333,700.00             42  $     13,346,986.55                6.91  $  317,785.39     6.862    75.64            686
333,700.01 - 350,000.00             30  $     10,314,786.67                5.34  $  343,826.22     7.270    77.86            667
350,000.01 - 600,000.00            126  $     55,128,525.29               28.56  $  437,527.98     6.869    78.93            668
600,000.01 -1,000,000.00            20  $     14,248,550.00                7.38  $  712,427.50     6.647    72.12            684
1,000,000.01 AND GREATER             1  $      1,300,000.00                0.67  $1,300,000.00     6.500    65.00            698
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669


CURRENT MORTGAGE RATES OF MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
MORTGAGE RATES (%)             LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
4.999 AND LESS                       1  $        500,000.00                0.26  $  500,000.00     4.625    66.67            739
5.000 - 5.499                        4  $        905,905.88                0.47  $  226,476.47     5.288    72.19            648
5.500 - 5.999                       35  $     11,093,300.00                5.75  $  316,951.43     5.837    76.62            685
6.000 - 6.499                      164  $     43,870,303.73               22.72  $  267,501.85     6.163    76.50            685
6.500 - 6.999                      168  $     43,818,335.73               22.70  $  260,823.43     6.694    78.41            675
7.000 - 7.499                      144  $     35,751,732.92               18.52  $  248,275.92     7.216    77.03            671
7.500 - 7.999                      131  $     30,027,423.37               15.55  $  229,216.97     7.660    79.01            668
8.000 - 8.499                       79  $     15,523,525.06                8.04  $  196,500.32     8.143    80.14            661
8.500 - 8.999                       32  $      6,817,089.01                3.53  $  213,034.03     8.655    81.93            564
9.000 - 9.499                       17  $      2,648,141.42                1.37  $  155,773.02     9.084    83.52            606
9.500 - 9.999                        6  $        841,381.13                0.44  $  140,230.19     9.687    72.18            555
10.000 - 10.499                      3  $        606,900.00                0.31  $  202,300.00    10.283    71.61            518
10.500 - 10.999                      4  $        403,320.65                0.21  $  100,830.16    10.740    74.78            543
11.000 - 11.499                      2  $        190,200.00                0.10  $   95,100.00    11.247    65.18            541
11.500 - 11.999                      1  $         61,600.00                0.03  $   61,600.00    11.650    70.00            527
12.000 - 12.499
12.500 - 12.999
13.000 - 13.499
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669


ORIGINAL TERM TO MATURITY OF MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
ORIGINAL TERM (MOS)            LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
000 - 180
181 - 240
241 - 360                          791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669


STATED REMAINING TERM TO MATURITY OF MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
REMAINING TERM (MOS)           LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE         CPN    COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
1-60
061 - 120
121 - 180
181 - 240
241-300
301 - 360                          791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669


                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF     PRINCIPAL BALANCE   AVG CURRENT    WA GROSS    WA
MORTGAGE INSURANCE             LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
YES                                 31  $      7,533,778.00                390%  $  243,025.10     6.948    77.82            688
NO                                 760  $    185,525,380.90               9610%  $  244,112.34     7.019    77.92            668
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669

                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
LIEN                           LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
1                                  791  $    193,059,158.90              10000%  $  244,069.73     7.017    77.91            669
2
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669


                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
SEASONING(MOS)                 LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
2                                  274  $     60,991,350.00               3159%  $  222,596.17     7.113    78.61            662
3                                  444  $    112,791,477.76               5842%  $  254,034.86     6.961    77.95            672
4                                   36  $     11,090,862.62                574%  $  308,079.52     7.108    72.78            664
5                                   26  $      6,030,977.74                312%  $  231,960.68     6.957    81.62            667
6                                    7  $      1,857,860.49                 96%  $  265,408.64     6.802    71.94            698
7                                    3  $        246,812.60                 13%  $   82,270.87     7.427    79.54            689
8                                    1  $         49,817.69                0.03  $   49,817.69     6.500    71.43            638
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669


COMBINED LOAN-TO-VALUE RATIOS OF MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
COMBINED LTVS                  LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
0.01 - 25.00
25.01 - 30.00
30.01 - 35.00                        1  $        105,000.00                0.05  $  105,000.00     6.250    35.00            647
35.01 - 40.00                        6  $      1,224,620.78                0.63  $  204,103.46     7.581    37.82            637
40.01 - 45.00                        1  $        179,848.03                0.09  $  179,848.03     6.850    45.00            633
45.01 - 50.00                        6  $      1,301,994.00                0.67  $  216,999.00     7.147    47.66            653
50.01 - 55.00                        3  $        926,000.00                0.48  $  308,666.67     7.353    53.94            702
55.01 - 60.00                       16  $      5,410,378.45                2.80  $  338,148.65     7.089    58.43            652
60.01 - 65.00                       17  $      5,961,278.74                3.09  $  350,663.46     6.589    63.64            676
65.01 - 70.00                       74  $     18,109,109.01                9.38  $  244,717.69     6.891    69.12            679
70.01 - 75.00                       46  $     10,958,564.72                5.68  $  238,229.67     6.972    74.20            663
75.01 - 80.00                      499  $    122,542,324.65               63.47  $  245,575.80     6.921    79.77            677
80.01 - 85.00                       49  $     10,343,369.10                5.36  $  211,089.17     7.537    83.48            620
85.01 - 90.00                       45  $      9,455,898.11                4.90  $  210,131.07     7.514    89.59            631
90.01 - 95.00                       19  $      4,934,012.31                2.56  $  259,684.86     7.875    94.42            625
95.01 - 100.00                       9  $      1,606,761.00                0.83  $  178,529.00     7.808    99.30            703
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669
--------------------------------------------------------------------------------------------------------------------------------


OWNER OCCUPANCY OF MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
OWNER OCCUPANCY                LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
OWNER                              575  $    148,183,703.58               76.76  $  257,710.79     6.980    78.88             660
INVESTMENT                         177  $     35,154,630.99               18.21  $  198,613.73     7.192    74.33             699
SECOND HOME                         39  $      9,720,824.33                5.04  $  249,251.91     6.936    76.15             695
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91             669


PROPERTY TYPE OF MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
PROPERTY TYPES                 LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
SINGLE FAMILY RESIDENCE            559  $    136,113,472.45               70.50  $  243,494.58     7.003    77.69             665
2-4 FAMILY                          68  $     24,072,347.16               12.47  $  354,005.11     7.035    77.47             683
PUD                                 77  $     17,977,481.63                9.31  $  233,473.79     6.984    79.12             673
CONDO - LOW RISE <5 FLOORS          61  $     10,249,554.89                5.31  $  168,025.49     7.289    80.82             670
CONDO - HIGH RISE >8 FLOORS         11  $      2,440,506.00                1.26  $  221,864.18     6.928    74.91             679
TOWNHOUSE                            8  $      1,779,850.00                0.92  $  222,481.25     6.571    79.41             690
MANUFACTURED HOUSING                 6  $        320,946.77                0.17  $   53,491.13     7.872    74.32             598
CO-OP                                1  $        105,000.00                0.05  $  105,000.00     6.250    35.00             647
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91             669


LOAN PURPOSE OF MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
LOAN PURPOSE                   LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
CASH OUT                           224  $     61,962,583.84               32.10  $  276,618.68     7.146    76.79             639
PURCHASE                           520  $    119,892,869.92               62.10  $  230,563.21     6.949    78.70             685
RATE/TERM REFI                      47  $     11,203,705.14                5.80  $  238,376.71     7.028    75.69             661
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91             669


DOCUMENT TYPE OF MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
DOCUMENT TYPE                  LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
REDUCED DOCUMENTATION              220  $     58,771,402.62               30.44  $  267,142.74     6.864    77.45            669
FULL DOCUMENTATION                 219  $     48,356,974.32               25.05  $  220,808.10     6.812    79.60            656
STATED DOCUMENTATION               161  $     35,248,205.15               18.26  $  218,932.95     7.440    77.65            650
NO RATIO                            83  $     26,449,951.22               13.70  $  318,674.11     6.950    78.08            682
NO INCOME/NO ASSET                 108  $     24,232,625.59               12.55  $  224,376.16     7.249    75.88            705
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669

PRODUCT TYPE OF MORTGAGE LOANS


                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
PRODUCT TYPE                   LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
2/28 ARM                           262  $     50,300,280.64               26.05  $  191,985.80     7.501    77.80            626
5/25 ARM 10 YEAR IO                144  $     31,934,933.00               16.54  $  221,770.37     6.578    78.22            690
2/28 ARM 5 YEAR IO                  80  $     24,658,276.00               12.77  $  308,228.45     7.238    79.07            679
2/28 ARM 10 YEAR IO                 87  $     23,587,071.00               12.22  $  271,115.76     7.005    77.50            690
3/27 ARM 10 YEAR IO                 64  $     21,215,420.00               10.99  $  331,490.94     6.624    76.86            696
2/28 ARM 2 YEAR IO                  33  $      9,410,930.00                4.87  $  285,179.70     6.759    80.83            658
5/25 ARM 5 YEAR IO                  32  $      9,167,096.00                4.75  $  286,471.75     6.682    75.99            715
3/27 ARM                            39  $      8,101,992.55                4.20  $  207,743.40     7.408    77.64            632
5/25 ARM                            25  $      6,412,867.29                3.32  $  256,514.69     6.475    74.32            684
3/27 ARM 3 YEAR IO                   8  $      3,096,766.88                1.60  $  387,095.86     6.712    83.60            684
3/27 ARM 5 YEAR IO                  11  $      2,921,180.00                1.51  $  265,561.82     7.636    81.74            630
6 MONTH ARM 10 YEAR IO               3  $      1,135,910.00                0.59  $  378,636.67     6.350    72.06            635
6 MONTH ARM                          2  $        616,435.54                0.32  $  308,217.77     6.439    75.94            725
7/23 ARM 10 YEAR IO                  1  $        500,000.00                0.26  $  500,000.00     4.625    66.67            739
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669

** FOR ARM LOANS PLEASE BREAK OUT 2/28, 3/27, 5/25 BY PERCENTAGE

** FOR IO LOANS PLEASE INCLUDE LENGTH OF AMORTIZATION TERM AND FIXED RATE TERM (2YR, 3YR, 5YR, 10YR)


GEOGRAPHICAL DISTRIBUTION OF MORTGAGES LOANS


                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
STATE                          LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
CALIFORNIA                         121  $     43,168,505.96               22.36  $  356,764.51     6.691    75.60            681
NEW YORK                            74  $     25,928,883.95               13.43  $  350,390.32     7.302    79.71            646
ARIZONA                             98  $     20,048,298.86               10.38  $  204,574.48     6.485    77.89            690
OTHER                              498  $    103,913,470.13               53.82  $  208,661.59     7.183    78.43            665
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669


PREPAY PENALTY FOR MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
PREPAY PENALTY                 LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE        CPN     COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
HAS PREPAY PENALTY                 457  $     96,345,123.45               49.90  $  210,820.84     6.923    78.80            674
NONE                               334  $     96,714,035.45               50.10  $  289,562.98     7.109    77.04            663
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669


PREPAY TERM FOR MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
PREPAY TERM                    LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE         CPN    COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
6                                    7  $      1,032,130.00                0.53  $  147,447.14     7.189    75.67            723
7                                    1  $         87,400.00                0.05  $   87,400.00     7.250    69.92            664
12                                  31  $      8,978,866.59                4.65  $  289,640.86     6.966    74.92            676
24                                 280  $     55,821,024.85               28.91  $  199,360.80     7.079    79.37            662
30                                   1  $        184,640.00                0.10  $  184,640.00     7.375    80.00            694
36                                 122  $     27,686,432.01               14.34  $  226,937.97     6.586    79.00            694
60                                  15  $      2,554,630.00                1.32  $  170,308.67     6.864    79.05            690
NO PREPAY PENALTY                  334  $     96,714,035.45               50.10  $  289,562.98     7.109    77.04            663
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669


FICO SCORES OF MORTGAGE LOANS

                                        AGGREGATE PRINCIPAL    % OF AGGREGATE
                             NUMBER OF     BALANCE AS OF      PRINCIPAL BALANCE  AVG CURRENT    WA GROSS    WA
FICO SCORES                    LOANS       CUT-OFF DATE      AS OF CUT-OFF DATE    BALANCE         CPN    COMBLTV  GWAC  WA FICO
---------------------------  ---------  -------------------  ------------------  -------------  --------  -------  ----  -------
500 to 519                          14  $      2,599,947.27                1.35  $  185,710.52     8.965    74.62            509
520 TO 539                          22  $      4,663,889.59                2.42  $  211,994.98     8.488    74.70            531
540 TO 559                          27  $      4,484,096.38                2.32  $  166,077.64     8.282    75.55            550
560 TO 579                          21  $      4,370,738.68                2.26  $  208,130.41     7.706    84.10            572
580 TO 599                          37  $      8,840,782.00                4.58  $  238,940.05     7.211    81.08            587
600 TO 619                          51  $     11,967,375.61                6.20  $  234,654.42     7.179    80.60            610
620 TO 639                          92  $     25,397,764.85               13.16  $  276,062.66     6.768    76.89            628
640 TO 659                          64  $     15,221,741.39                7.88  $  237,839.71     7.138    78.78            649
660 TO 679                          93  $     23,330,158.39               12.08  $  250,861.92     6.893    79.92            668
680 TO 699                         129  $     33,616,176.52               17.41  $  260,590.52     6.905    77.47            688
700 TO 719                          67  $     14,564,128.48                7.54  $  217,375.05     6.918    75.07            708
720 TO 739                          74  $     18,198,835.92                9.43  $  245,930.22     6.716    78.08            726
740 TO 759                          42  $      9,063,032.99                4.69  $  215,786.50     6.990    76.85            749
760 TO 779                          31  $      8,969,910.83                4.65  $  289,351.96     6.531    76.45            769
780 TO 799                          21  $      6,117,860.00                3.17  $  291,326.67     6.785    78.69            789
800 TO 819                           4  $      1,188,000.00                0.62  $  297,000.00     6.716    64.16            802
NOT AVAILABLE                        2  $        464,720.00                0.24  $  232,360.00     7.257    80.00              0
--------------------------------------------------------------------------------------------------------------------------------
TOTAL:                             791  $    193,059,158.90              100.00  $  244,069.73     7.017    77.91            669